EXHIBIT 99.1


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of XOX Corporation (the "Company") for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on November 19, 2002 (the "Periodic Report"), I, Richard
L. Barnaby, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATE: NOVEMBER 19, 2002
                                           /S/ RICHARD L. BARNABY
                                       -----------------------------------------
                                               RICHARD L. BARNABY
                                               CHIEF EXECUTIVE OFFICER AND CHIEF
                                               FINANCIAL OFFICER
                                               XOX CORPORATION








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